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Thomas F. (Tom) Lynch

Co-Manager
Lindner Asset Management

(image) Thomas F. (Tom) Lynch, has been head of equity research for Lindner Asset Management Inc. since March 1999 and was appointed Co-Manager of the Lindner Utility Fund, and Lindner Market Neutral Fund in April 2000.

He has more than twenty years' experience in macro- and micro-economic modeling, and computer programming. For the past eight years, he has been working closely with Lindner's Vice President of Research, Jeffrey D. Fotta on developing research based on quantitative analysis, as well as developing several portfolio trading strategies and products.

He has extensive experience with the selection and optimization of equity positions for market neutral and long only strategies. Mr. Lynch's previous experience includes managing and trading a hedge fund portfolio, as well as creating auditing tools used to analyze growth, profitability, and liquidity.

Mr. Lynch received a B.S. in Computer Science from Boston College.

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